BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.

(the “Fund”)

Supplement dated May 30, 2018 to the

Statement of Additional Information dated April 30, 2018, as supplemented to date

Effective immediately, the following change is made to the Fund’s Statement of Additional Information:

The sixth paragraph in the section entitled “I. Investment Objectives and Policies” in Part I of the Fund’s Statement of Additional Information is deleted in its entirety and replaced with the following:

The Fund will spread its investments among different types of fixed income securities and different countries based upon BlackRock’s analysis of the yield, maturity and currency considerations affecting these securities. The Fund may invest in U.S. and foreign government and corporate fixed income securities, including junk bonds and unrated securities. The Fund normally will invest at least 90% of its assets in fixed income securities, including at least 80% of its net assets plus any borrowings for investment purposes in bonds and related derivative instruments with similar economic characteristics. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. Government or a foreign government or their agencies, instrumentalities or political subdivisions; mortgage-backed securities, including agency mortgage pass-through securities and commercial mortgage-backed securities; debt obligations of U.S. or foreign issuers; municipal securities; and asset-backed securities. The Fund may invest up to 100% of its assets in securities classified as junk bonds.

Shareholders should retain this Supplement for future reference.

SAI-SGB-0518SUP